PROXY STATEMENT
                    PURSUANT TO SECTION 14(A)
              OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted     by Rule
14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or       Section
240.14a-12

                 MONUMENT GALLERIES, INC.
         (Name of Registrant as Specified In its Charter)


(Name of Person(s) Filing Proxy Statement if other than the   Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee  computed  on table below per Exchange Act Rules 14a-6(i)(1) and 0-
11.
(1) Title of each class of securities to which transaction applies: Common Stock; Preferred Stock
(2) Aggregate number of securities  to  which  transaction  applies: Common
Stock: Not Applicable
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): Not Applicable
(4) Proposed maximum aggregate value of transaction: Not Applicable
(5) Total fee paid: None
[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ____________________.
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party: ______________________________.
     (4) Date Filed:_________________________________.

                     MONUMENT GALLERIES, INC.
                       3225 East 2nd Avenue
                      Denver, Colorado  80206

                          April 17, 2000


To Our Shareholders:

     You are cordially invited to attend the Special Meeting of Shareholders of Monument Galleries, Inc. (the "Company") to be held at 9:00 a.m., local time, on Friday, April 28, 2000 in the Auditorium (Lower Level), located at 5680 Greenwood Plaza Boulevard, Englewood, Colorado 80111, in the Triad Office Building Complex.

     This Special Meeting of Shareholders will also serve as the annual meeting of shareholders for 2000. You will also be asked to consider an important proposal to amend the Company's Articles of Incorporation to change the name of the Company to "Real Estate Opportunities, Inc." At the meeting, shareholders will also elect two directors of the Company.

     After careful consideration, your Board of Directors has unanimously recommended approval of the proposed name change, and the Board of Directors unanimously recommends that you vote FOR the two nominees for election to the Company's Board of Directors.

     The accompanying Proxy Statement provides detailed discussion of the proposed name change, together with information about the background and experience of the Company's current Board of Directors, all of which have been nominated to continue as members of the Company's Board of Directors.

     Whether or not you plan to attend this Special Meeting, please sign, date and return your proxy promptly in the enclosed envelope. If you attend the Special Meeting, you may vote your shares in person even if you have previously submitted a proxy. EVERY VOTE IS IMPORTANT.

                                    Sincerely yours,



                                    /S/ F. JEFFREY KRUPKA
                                    F. Jeffrey Krupka, Chairman

                     MONUMENT GALLERIES, INC.

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD APRIL 28, 2000

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Monument Galleries, Inc., a Colorado corporation (the "Company") will be held on Friday, April 28, 2000 in the Auditorium (Lower Level), located at 5680 Greenwood Plaza Boulevard, Englewood, Colorado 80111, in the Triad Office Building Complex, commencing at 9:00 a.m. local time for the following purposes:

     1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "Real Estate Opportunities, Inc."

     2.  To elect two members to the Board of Directors of the Company.

     3. To ratify the selection of Cordovano and Harvey, P.C. as the Company's independent accountants for the fiscal year ending January 31, 2001.

     4. To consider and vote upon such other matters as may properly be presented for action at the meeting or any adjournment of the meeting.

     All shareholders are cordially invited to attend the meeting, although only shareholders of record at the close of business on April 6, 2000 will be entitled to vote. Every vote is important. All shareholders of the Company, without regard to whether they expect to attend the Special Meeting in person, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prior to the actual voting of a proxy, IT MAY BE REVOKED by the person executing such proxy at any time prior to its exercise, by delivering written notice of revocation to the Company's Secretary, by delivering a duly executed proxy bearing a later date or BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                  By Order of the Board of Directors,


                                  /S/ F. JEFFREY KRUPKA
                                  F. Jeffrey Krupka, Chairman

                      YOUR VOTE IS IMPORTANT

SHAREHOLDERS ARE URGED TO DESIGNATE THEIR CHOICE AS TO EACH OF THE MATTERS TO BE ACTED UPON, AND TO DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND AVOID ADDITIONAL COMPANY EXPENSE FOR FURTHER SOLICITATION.

                     MONUMENT GALLERIES, INC.
                       3225 East 2nd Avenue
                      Denver, Colorado  80206

                        ___________________

                          PROXY STATEMENT
                        ___________________

                  SPECIAL MEETING OF SHAREHOLDERS
                                OF
                     MONUMENT GALLERIES, INC.

                     TO BE HELD APRIL 28, 2000


     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Monument Galleries, Inc. (the "Company") for use at the Company's Special Meeting of Shareholders (the "Special Meeting") to be held at 9:00 a.m., local time, on Friday, April 28, 2000, in the Auditorium (Lower Level), located at 5680 Greenwood Plaza Boulevard, Englewood, Colorado 80111, in the Triad Office Building Complex.

     This Proxy Statement and the accompanying Form of Proxy will be mailed to registered holders of the Company's Common Stock on April 17, 2000. Some of the officers and regular employees of the Company, without additional compensation, may solicit proxies personally or by telephone, if necessary or desirable.

     Shareholders who execute Proxies for the Special Meeting may revoke their Proxies at any time prior to their exercise, by delivering written notice of revocation to the Company's Secretary, by delivering a duly executed Proxy bearing a later date, or by attending the meeting and voting in person.

     If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions contained in such Proxy. Executed Proxies that contain no instructions will be voted (1) FOR approval of an amend the Company's Articles of Incorporation to change the name of the Company to "Real Estate Opportunities, Inc." (2) FOR the election of F. Jeffrey Krupka to the Board of Directors, (3) FOR ratification of the selection of Cordovano and Harvey, P.C. as the Company's independent accountants for the fiscal year ending January 31, 2001, and (4) in the discretion of the person or persons voting the Proxy on behalf of the Company's Board of Directors with respect to such other matters as may properly come before the meeting.

     The cost of the Special Meeting, including the cost of preparing and mailing this Proxy Statement, will be borne by the Company.

     The Company maintains its principal offices at 3225 East 2nd Avenue, Denver, Colorado 80206.

                  VOTING RIGHTS AND VOTE REQUIRED

     Only shareholders of record at the close of business on April 6, 2000 will be entitled to vote at the Special Meeting. As of April 6, 2000, there were 1,127,625 shares of the Company's Common Stock and no shares of the Company's Preferred Stock issued and outstanding. Each issued share of the Company's Common Stock entitles its record owner to one vote on each matter to be voted upon at the Special Meeting.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding capital stock of the Company which are entitled to be voted at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is present, ratification and approval of all issues expected to be voted upon will require the affirmative vote of a majority of the shares represented at the meeting voting upon each such issue.


              PRINCIPAL HOLDERS OF VOTING SECURITIES

     Information as to the name, address and holdings of each person known by the Company to be the beneficial owner of more than 5% of its common stock as of April 6, 2000, is set forth below. Beneficial ownership of common stock has been determined for purposes of this table based on Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. Under this rule, a person is, in general, deemed to be the beneficial owner of a security if the person has or shares voting power or investment power in respect of such security or has the right to acquire beneficial ownership of the security within sixty (60) days.

     Members of management intend to vote all shares of common stock held by them respectively FOR the proposal to amend the Company's Articles of
Incorporation to change the name of the Company to "Real Estate Opportunities, Inc."


                                Amount of
  Name and Address            Common Stock          Percent
of Beneficial Owner        Beneficially Owned      of Class
___________________         __________________      _________


Arthur W. Zarlengo
Revocable Trust
Dated 9/24/98
621 17th Street
Suite 911
Denver, CO  80202         159,474               14.14%

Nancy M. Miller
470 Sunrise Drive
Golden, CO  80401         159,474               14.14%

F. Jeffrey Krupka (1)(2)
3225 East 2nd Avenue
Denver, CO  80206         156,714 (3)           13.89%

Janet Brophy (3)
3225 East 2nd Avenue
Denver, CO  80206         156,714 (4)           13.89%

Cynthia Kettl (1)(2)
3225 East 2nd Avenue
Denver, CO  80206            6,945                .61%

______________________

Officers and Directors
as a Group (2 persons)    320,373 (4)           28.41%


(1) Director of the Company

(2) Officer of the Company

(3) Wife of F. Jeffrey Krupka

(4) Includes 156,714 shares owned directly by Mr. Krupka and 156,714 shares owned by his wife, Janet Brophy. F. Jeffrey Krupka disclaims beneficial ownership of 6,945 additional shares which are owned by his father, Frank
K. Krupka.


                       BOARD RECOMMENDATION

     The Company's Board of Directors believes that the proposed amendment to change the name of the Company to Real Estate Opportunities, Inc. is in the best interests of the Company, in view of the change of focus in the Company's business affairs contemplated as a result of the acquisition Real Estate Opportunities, Inc., a Colorado corporation as a wholly owned subsidiary of the Company. The Company's Board of Directors therefore recommends to the shareholders of the Company that they vote FOR such proposal.


                  FINANCIAL AND OTHER INFORMATION

     The Company incorporates by this reference its most recent report filed on Form 10-K for the fiscal year ended January 31, 2000, together with its reports filed on Form 8-K dated March 17, 2000 and April 14, 2000, respectively. The Company will provide, without charge, to each person to whom a proxy statement is delivered, a copy of any and all information that has been incorporated by reference in this Proxy Statement.

                       ELECTION OF DIRECTORS

     At the present time, the Company's Board of Directors consists of two members, each of whom are nominees for election to the Board of Directors at the forthcoming Special Meeting.

     If elected, each nominee for the Board of Directors will serve until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified, unless for some reason he or she should resign or be removed prior to such time.

     A shareholder using the enclosed form of Proxy may vote for all or any of the nominees for election as directors set forth on the Proxy, or withhold voting authority for all or any of such nominees. In the event any nominee shall be unable or unwilling to serve as a director, proxies will be voted for such substitute nominees, if any, as shall be designated by the Board of Directors. Management of the Company has no reason to believe that any nominee will be unable or unwilling to serve as a director.

     The following table sets forth the name and age of each nominee, the year in which he or she became a director of the Company and his or her current position with the Company. Each of the nominees appearing below is presently serving as a director of the Company.




     NAME              AGE     YEAR BECAME       POSITION WITH
                             DIRECTOR          COMPANY

 F. Jeffrey Krupka      44      1999           President, Director
                                               & Chairman of the
                                               Board

 Cynthia Kettl          52      2000           Secretary, Treasurer
                                               & Director

     The following descriptions set forth a brief account of the business experience of each of the nominees for director of the Company:

     F. JEFFREY KRUPKA. F. Jeffrey Krupka, age 44, serves as President and Chairman of the Board of Directors of the Company, positions he has held since September 13, 1999. After working as a real estate broker from 1975 through 1985, Mr. Krupka began his distinguished career in the financial services industry in 1986 when he established Krupka and Associates, a sole proprietorship engaged in the purchase of loans. Mr. Krupka has substantial experience in secured financing of real estate. He owns Krupka and Associates, LLC, a private investing firm and serves as Manager of Platinum Financial Fund, LLC, a specialized investing firm.

     CYNTHIA KETTL. Cynthia Kettl, age 52, serves as Secretary, Treasurer and a Director of the Company. Ms. Kettl has served as Treasurer since September 13, 1999 and recently was elected to fill the vacancy created by the resignation of Zonni Bernstein as director of the Company on April 4, 2000. Ms. Kettl was appointed as Secretary of the Company on April 4, 2000. Ms. Kettl has over 20 years experience in the accounting field, with particular emphasis on budget analysis, cost accounting and financial analysis. She has work experience in the manufacturing, cable television and service industries. Ms. Kettl obtained an Associates Degree from Front Range Community College in 1977 and a Bachelor of Science Degree in Business Management from Metropolitan State College in 1981 and a degree in accounting from Metropolitan State College in 1998.


                         LEGAL PROCEEDINGS

     Currently   there  are  no  material  legal  proceedings  pending   or
threatened against the Company or its assets.


                             AUDITORS

     Cordovano and Harvey, P.C. served as independent auditors of the Company in connection with the audit of its financial statements for the fiscal year ended January 31, 2000.

                           OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is intended that the persons named in the enclosed Proxy will vote in accordance with their judgment on such matters.

     Please sign and return promptly  the  enclosed  Prosy  in the envelope
provided.   The  signing  of  a  Proxy will not prevent your attending  the meeting and voting in person.

                               By Order of the Board of Directors,



                               /S/ F. JEFFREY KRUPKA
                               F. Jeffrey Krupka, Chairman

Denver, Colorado
April 17, 2000



SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, TO WHICH POSTAGE HAS BEEN AFFIXED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ASSURE A QUORUM AT THE MEETING AND TO AVOID ADDITIONAL COMPANY EXPENSES FOR SOLICITATION.

                  SPECIAL MEETING OF SHAREHOLDERS
                                OF
                     MONUMENT GALLERIES, INC.

                     TO BE HELD APRIL 28, 2000

                             _________

                               PROXY
                             _________


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Monument Galleries, Inc. hereby constitutes and appoints F. Jeffrey Krupka and Cynthia Kettl or either of them, as attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated below, all of the Common Shares of Monument Galleries, Inc. (the "Company"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on April 28, 2000, and at any and all adjournments of such meeting, with respect to the matters set forth below and described in the Notice of Special Meeting dated April 17, 2000 and accompanying Proxy Statement, receipt of which is acknowledged.

     1. To approve the proposal whereby the Company's Articles of Incorporation will amended to change the name of the Company to "Real Estate Opportunities, Inc."

        FOR            AGAINST        ABSTAIN



     2.  Election of Directors: (Two directors to be elected)

     F. Jeffrey Krupka ___FOR  ___WITHHOLD AUTHORITY


     Cynthia Kettl  ___FOR     ___WITHHOLD AUTHORITY


___ABSTAIN

     Write In Candidate:____________________________________.




     3. To ratify the selection of Cordovano and Harvey, P.C. as the Company's independent accountants for the fiscal year ending January 31, 2001.


          ____YES ____NO


     4. In their discretion, the persons appointed as proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments of the Special Meeting.

          ____YES ____NO

     This proxy, when properly executed, will be voted in the manner directed above by the undersigned shareholders. IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE PROPOSAL WHEREBY THE COMPANY'S ARTICLES OF INCORPORATION WILL BE AMENDED TO CHANGE THE NAME OF THE COMPANY TO "REAL ESTATE OPPORTUNITIES, INC." FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR, FOR THE RATIFICATION OF THE SELECTION OF CORDOVANO AND HARVEY, P.C. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING JANUARY 31, 2001, AND THE PERSONS NAMED AS PROXIES WILL EXERCISE THEIR DISCRETION WITH RESPECT TO ACTION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS.

     Please mark, date, and sign exactly as you name appears on your share certificate representing shares of common stock of the Company. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title or capacity. If a corporation, please type the full corporate name and sign by the president or other authorized officer. If a partnership, please type the full partnership name and sign by an authorized person.




Dated:______________     __________________________________
                         Signature



Dated:______________     __________________________________
                         Signature if held jointly


         Number of Shares Owned:_________________________


                                -2-